UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2018

CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

(405) 234-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2013, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Continental Resources, Inc. (the “Company”) approved a cash bonus plan (the “CLR Bonus Plan”) that applies to employees of the Company, including the Company’s executive officers. The CLR Bonus Plan is designed to reward the Company’s employees for achieving annual performance and strategic goals. The CLR Bonus Plan provides for the annual payment of cash bonuses, subject to the discretion of the Compensation Committee. A description of the CLR Bonus Plan, as last updated in March of 2017, is filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended March 31, 2017, filed with the Securities and Exchange Commission on May 3, 2017 (the “Plan Description”).

On March 19, 2018, the Compensation Committee approved a change to the factors used to set the size of the annual bonus pool (the “Bonus Pool Factors”) from the factors used to set the annual bonus pool in prior years. The newly approved factors include: net cash provided by operating activities (weighted at 30%); return on capital employed (weighted at 25%); relative total shareholder return (weighted at 15%); production growth (weighted at 15%); reserve growth (weighted at 10%); and proved developed finding and development cost per barrel of oil equivalent (“Boe”) (weighted at 5%). The newly approved factors replace the following factors: production growth (weighted at 40%); net cash provided by operating activities (weighted at 30%); proved developed finding and development cost per Boe (weighted at 15%); and reserve growth (weighted at 15%).

The Bonus Pool Factors will first apply to the bonuses for 2018 expected to be paid in February 2019. The Bonus Pool Factors will remain in effect until changed by the Compensation Committee.

Other than as set forth above, the Plan Description remains unchanged. The Compensation Committee retains complete discretion to increase, decrease or leave the size of the annual bonus pool unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: March 23, 2018

	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer